Exhibit 99.1

LETTER OF RESIGNATION

August 25, 2014

To the Board of Directors of GeoMet, Inc., a Delaware corporation (the “Company”):

I, William C. Rankin, hereby resign from:

(i) any and all positions held by me as an officer or director of the Company, including but not limited to President and Chief Executive Officer;

(ii) any and all positions held by me as a manager of GeoMet Gathering Company, LLC, in Alabama limited liability company and wholly-owned subsidiary of the Company; and

(iii) any and all positions held by me as an officer or director of GeoMet Operating Company, Inc., an Alabama corporation and wholly-owned subsidiary of the Company, including but not limited to President.

Effective in each case as of August 31, 2014.

The undersigned has executed this Letter of Resignation as of the date first written above.

/s/ William C. Rankin
William C. Rankin

LETTER OF RESIGNATION

August 25, 2014

To the Board of Directors of GeoMet, Inc., a Delaware corporation (the “Company”):

I, Brett S. Camp, hereby resign from:

(i) any and all positions held by me as an officer or director of the Company, including but not limited to Senior Vice-President–Operations;

(ii) any and all positions held by me as a manager of GeoMet Gathering Company, LLC, in Alabama limited liability company and wholly-owned subsidiary of the Company; and

(iii) any and all positions held by me as an officer or director of GeoMet Operating Company, Inc., an Alabama corporation and wholly-owned subsidiary of the Company, including but not limited to Senior Vice-President–Operations and Assistant Secretary.

Effective in each case as of August 31, 2014.

The undersigned has executed this Letter of Resignation as of the date first written above.

/s/ Brett S. Camp
Brett S. Camp

LETTER OF RESIGNATION

August 25, 2014

To the Board of Directors of GeoMet, Inc., a Delaware corporation (the “Company”):

I, Stephen M. Smith, hereby resign from:

(i) any and all positions held by me as an officer or director of the Company, including but not limited to Secretary and Treasurer; and

(ii) any and all positions held by me as an officer of GeoMet Operating Company, Inc., an Alabama corporation and wholly-owned subsidiary of the Company, including but not limited to Secretary and Treasurer.

Effective in each case as of August 31, 2014.

The undersigned has executed this Letter of Resignation as of the date first written above.

/s/ Stephen M. Smith
Stephen M. Smith

LETTER OF RESIGNATION

August 25, 2014

To the Board of Directors of GeoMet, Inc., a Delaware corporation (the “Company”):

I, Rosanna Penrod, hereby resign from any and all positions held by me as an officer of GeoMet Operating Company, Inc., an Alabama Corporation and wholly-owned subsidiary of the Company, including but not limited to Assistant Secretary, effective in each case as of August 31, 2014.

The undersigned has executed this Letter of Resignation as of the date first written above.

/s/ Rosanna Penrod
Rosanna Penrod

LETTER OF RESIGNATION

August 25, 2014

To the Board of Directors of GeoMet, Inc., a Delaware corporation (the “Company”):

I, W. Howard Keenan, Jr., hereby resign as a director of the Company, effective as of August 31, 2014.

The undersigned has executed this Letter of Resignation as of the date first written above.

/s/ W. Howard Keenan, Jr.
W. Howard Keenan, Jr.

LETTER OF RESIGNATION

August 25, 2014

To the Board of Directors of GeoMet, Inc., a Delaware corporation (the “Company”):

I, Gary S. Weber, hereby resign as a director of the Company, effective as of August 31, 2014.

The undersigned has executed this Letter of Resignation as of the date first written above.

/s/ Gary S. Weber
Gary S. Weber